United Insurance Holdings Corp. NASDAQ: UIHC UPC Insurance and American Coastal Insurance Combination Creating a Leading Specialty Property CAT Underwriter August 17, 2016

Overview of UPC and ACIC

UPC INSURANCE™ | Keep the Promise™

UPC Insurance

- **United Insurance Overview:**
  - UPC Insurance is a specialized personal and commercial property cat writer focused on coastal states from Texas to Maine
  - Founded in 1999 in Florida; in 2015, UPC was the 25th largest homeowners insurer in the U.S.
  - From 2011 to 2015, UPC has grown from $53 million of equity capital and $203 million of gross written premium to nearly $260 million of equity capital and over $570 million of gross written premium

2015 DPW by Geography



Other 2%
RI 4%
NC 5%
LA 6%
MA 6%
SC 8%
NY 9%
TX 9%
FL 51%

$570M in 2015 DPW

2015 DPW by Product



Fire and Allied 10%
Other 3%
HO / Farm Multi Peril 87%

American Coastal Insurance Company

- **American Coastal Overview:**
  - FL commercial residential property underwriter with over $300 million in premium written in 2015; largest private carrier in market
  - Five-year average ROE of 21%
  - Founded in 2007 by BB&T and Dan Peed, with production and underwriting exclusively by AmRisc. Acquired in June 2015 by Dan Peed and related business partners

2015 DPW by Geography



FL 100%

$308M in 2015 DPW

2015 DPW by Product



Comm'l Multi Peril 100%

UPC Financial Highlights

($000s)	Years Ended December 31,			YTD
	2013	2014	2015	2016 Q2
Balance Sheet				
Total Assets	441,230	584,169	740,021	996,760
GAAP Equity	107,587	203,763	239,211	259,156
Statutory Surplus	116,261	166,865	186,922	191,688
Income Statement				
Gross Premiums Written	381,352	436,753	569,736	346,712
Net Premiums Written	256,670	292,349	385,928	149,826
Total Revenue	207,875	279,995	357,596	228,551
Net Income	20,342	41,013	27,358	12,792
Key Ratios				
NPW / Equity	2.4x	1.4x	1.6x	1.2x
Loss & LAE Ratio	50%	45%	55%	59%
Expense Ratio	38%	37%	39%	38%
Combined Ratio	88%	81%	94%	97%

ACIC Financial Highlights

($000s)	Years Ended December 31,			YTD
	2013	2014	2015	2016 Q2
Balance Sheet				
Total Assets	434,013	435,377	436,890	507,967
GAAP Equity	208,791	207,391	195,823	193,949
Statutory Surplus	186,502	189,979	174,749	163,484
Income Statement				
Gross Premiums Written	303,367	311,397	308,512	168,940
Net Premiums Written	185,209	184,205	161,216	47,193
Total Revenue	175,555	182,156	178,282	98,384
Net Income	46,205	44,963	36,476	21,686
Key Ratios				
NPW / Equity	0.9x	0.9x	0.8x	0.5x
Loss & LAE Ratio	16%	18%	19%	23%
Expense Ratio	40%	41%	43%	42%
Combined Ratio	56%	59%	62%	65%

AUGUST 2016 **INVESTOR PRESENTATION: UPC Merger with American Coastal** 2

3AUGUST 2016 INVESTOR PRESENTATION: UPC Merger with American Coastal Transaction Highlights Transaction • Combination of UPC Insurance and American Coastal in an all stock merger meant to qualify as a tax-free reorganization Consideration Value • Approximately $330 million, based on non-discounted share value¹ • For purchase accounting, shares have a discounted value of $278 million (all-in discount of 15.7%) due to voting and transfer restrictions1 • Non-discounted multiple equivalent to 1.70x ACIC GAAP book value as of June 30, 2016 • Discounted multiple of 1.44x 6/30/16 GAAP book value Consideration Mix • 100% stock representing 49% of pro forma UPC shares outstanding • 20,956,355 common shares of UPC to be issued include: − 7,297,128 shares with full transferability and voting rights − 853,701 shares with 1-year lockup and full voting rights − 6,423,809 shares with 3-year lockup and full voting rights − 6,381,717 shares with 3-year lockup and 5-year limited voting rights Approvals and Timing • Anticipated close Q1 2017 • Subject to certain conditions, including approval by UPC Insurance’s shareholders of the issuance of shares in the merger and receipt of required regulatory approvals Other • UPC will retain all current Directors and named executive officers • Dan Peed will become non-executive Vice Chair of the UPC Board and continue to serve as CEO of AmRisc, LLC (unaffiliated MGA owned by BB&T and Dan Peed) • Three new Directors will be nominated by Dan Peed to join UPC Board ¹ Based on 30-day average closing price of UPC shares from July 6th 2016 to August 16th, 2016

Pro Forma Organizational Chart


United Insurance Holdings Corp. (NASDAQ: UIHC)
United Property & Casualty Insurance Company 100% Owned by UIHC
AmCo Holding Company (AHC) 100% owned by UIHC
Interboro Insurance Company 100% Owned by UIHC
Family Security Holdings, LLC (FSH) 100% Owned by UIHC
United Insurance Management, L.C. 100% Owned by UIHC
Skyway Claims Services, LLC 100% Owned by UIHC
UPC Re 100% Owned by UIHC
American Coastal Insurance Company 100% owned by AHC
BlueLine Cayman Holdings (BCH) 100% owned by AHC
BlueLine Re 100% owned by BCH
Family Security Insurance Company, Inc. 100% Owned by FSH
Family Security Underwriters, LLC 100% Owned by FSH
Insurance subsidiaries that underwrite policies and bear risk of loss
Managing General Agency & Underwriter
Claims subsidiary that provides field inspection services
Reinsurance subsidiary providing risk transfer capabilities

AUGUST 2016 **INVESTOR PRESENTATION: UPC Merger with American Coastal** 4

5AUGUST 2016 INVESTOR PRESENTATION: UPC Merger with American Coastal Transaction Benefits •Diminished volatility of earnings •Increased access to capital •Potential rating agency benefits Positive effects of increased size, scale, stability and market presence •Reduction in aggregate PML •Expected annual cost savings •Larger volume means greater market impact Reinsurance optimization and expense reduction •Minimal integration risk given ACIC’s infrastructure and limited overlap of resources •Disciplined, risk-management oriented operating environments Strategic, Operational & Cultural Fit •Ability to increase participation in AmRisc E&S book over time •Sale of admitted commercial policies through UPC agency network outside of Florida •Opportunity to increase business with other parts of BB&T Insurance Growth Opportunities •Personal lines and Commercial lines •Admitted and E&S •Independent retail agents, aggregators, wholesale brokers and carrier partnerships Diversification 1 2 3 4 5 Combined entity creates a leading specialty insurance underwriter of catastrophe exposed property in the U.S.

6AUGUST 2016 INVESTOR PRESENTATION: UPC Merger with American Coastal Shareholder Value Creation  Transaction is expected to be immediately accretive to earnings per share  Transaction is expected to be immediately accretive to return on equity  Tangible book value per share expected to return to current level within 1 year  Significant reinsurance synergies expected to drive near-term cost savings  Develop opportunities to expand ACIC’s product offerings to other coastal states  Ability to grow AmRisc relationship to further drive top line growth Accretion Future Value Creation

7AUGUST 2016 INVESTOR PRESENTATION: UPC Merger with American Coastal Daniel Peed, CPCU, ARe CEO of American Coastal Background • Currently serves as CEO of American Coastal and President and CEO of AmRisc, LLC • Mr. Peed has over 30 years of experience in the insurance industry  Includes both insurance and reinsurance underwriting focused on commercial property risk • Mr. Peed previously was a Senior Vice President at Sorema N.A. Reinsurance Company from 1991 – 2000 • He started his career as a Loss Prevention Consultant at Factory Mutual Insurance Company (FM Global) from 1985 - 1991 • Mr. Peed received his MBA with insurance focus from University of North Texas and a B.S. in Petroleum Engineering from Texas A&M University AmRisc Overview • AmRisc is a specialty windstorm MGA that has produced and underwritten over $7 billion of direct written premium at a cumulative combined ratio of approximately 55% since its founding in 2000 • These results include all the hurricane activity of 2004, 2005, 2008, and 2011 • AmRisc underwrites commercial property risks, including commercial property construction, catastrophe property, commercial flood, residential flood, tech property, and county habitational property risks • The company was founded by Mr. Peed and others in 2000 and is based in Houston, Texas

8AUGUST 2016 INVESTOR PRESENTATION: UPC Merger with American Coastal American Coastal – Highlights American Coastal is the largest writer of commercial residential insurance in Florida •Attractive platform for expansion and diversification •Superior underwriting and proven track record  5-year average combined ratio of 63%  5-year average ROE of 21%  5-year cumulative net earnings of $190mm •Highest market share of private players in Florida Commercial Residential with 30% •Long standing service to the Florida market and 15+ years since inception of AmRisc •Exclusively short-tail property business (minimal tail) •Sophisticated multi-model underwriting approach •Data capture is best in the industry •100% Voluntary / No takeout business •Strong reinsurance program with high quality partners •Strong relationship / growth opportunity with BB&T (AmRisc/CRC/BB&T/McGriff)

9AUGUST 2016 INVESTOR PRESENTATION: UPC Merger with American Coastal Highly Complementary Platforms and Skills UPC and American Coastal have highly complementary capabilities and skill sets  Commercial lines expertise, portfolio and return on capital optimization very strong  Exclusive relationship with AmRisc in FL on admitted basis – largest windstorm MGA in U.S.  ACIC has a good reputation with incumbent Commercial Residential portfolio; no take-outs  ACIC has delivered high quality, historically consistent earnings  Dan Peed brings strategic vision for growth and opportunities in commercial lines space  Dan Peed desires to leave his investment in UPC and has accepted lock up periods UPC ACIC  Personal lines expertise  Geographic diversification well underway – expedites ACIC expansion opportunities  Well developed distribution system  Leadership team brings strong execution skills and developed infrastructure  Greg Branch brings extensive public company leadership experience  Investments in infrastructure provide efficient scalability

10AUGUST 2016 INVESTOR PRESENTATION: UPC Merger with American Coastal Financially Compelling Transaction Earnings per Share Tangible Book Value Improved Leverage & Capital Ratios Improved Underwriting Results • Immediately accretive to earnings per share • Combined ratio improvements between 9-14% from ACIC’s high margin business • Manageable tangible book value dilution, commensurate with size and strategic value of combination • ACIC’s excess capital will reduce underwriting leverage and increase capital adequacy • Enhanced Earnings Profile and Improved Margins − Higher margin lines from ACIC enhance returns and improve the ability of the pro forma company to fund future growth through internally generated capital − Potential to meaningfully increase participation in E&S business of AmRisc • Improved Diversification and Volatility of Earnings − Predictable source of business through ACIC’s extension of exclusive MGA contract with AmRisc for five years from close − Larger pro forma entity with distinct lines of business • Reinsurance Synergies − Combination of independent risk pools creates meaningful savings to reinsurance costs − Aggregate PML reduction will drive synergies • Additional Benefits of Scale − Increased access to and decreased cost of capital, access to talent, potential ratings attainment, and underwriting and claims capabilities Improved Returns on Equity • Over 200bps in ROAE enhancement in first year

Illustrative Overview of the Pro Forma Company

UPC INSURANCE | Keep the Promise™

Pro forma figures are shown as the sum of historical values and do not include any merger adjustments.

Balance Sheet

(Dollars in millions)	YTD Q2 2016		
	UPC	ACIC	Pro Forma
Assets			
Cash & Invested Assets	$ 639.0	$ 297.0	$ 936.0
Deferred Acquisition Costs	58.8	36.9	95.7
Premiums & Consid. Due	44.4	28.9	73.3
Goodwill	15.5	-	15.5
Other Assets	239.0	145.2	384.3
Total Assets	$ 996.8	$ 508.0	$ 1,504.7
Liabilities			
Loss & LAE Reserves	$ 117.0	$ 53.0	$ 170.0
Unearned Premium Reserves	366.5	156.7	523.2
Total Debt	25.5	-	25.5
Other Liabilities	228.6	104.3	332.9
Total Liabilities	$ 737.6	$ 314.0	$ 1,051.6
Equity			
Total Equity	$ 259.2	$ 193.9	$ 453.1

Income Statement

(Dollars in millions)	YTD Q2 2016		
	UPC	ACIC	Pro Forma
Premiums			
Gross Premiums Written	$ 346.7	$ 168.9	$ 515.7
Ceded Premiums Written	196.9	121.7	318.6
Net Premiums Written	$ 149.8	$ 47.2	$ 197.0
Revenues			
Net Premiums Earned	$ 215.5	$ 96.4	$ 312.0
Net Investment Income	5.1	2.0	7.1
Net Realized Gains	0.4	-	0.4
Other Income	7.5	-	7.5
Total Revenues	$ 228.6	$ 98.4	$ 326.9
Expenses			
Loss & LAE	$ 126.9	$ 22.6	$ 149.5
Policy Acquisition Costs	52.8	35.2	87.9
Operating and Underwriting	9.8	5.0	14.8
Interest Expense	0.2	-	0.2
General and Administrative	19.4	-	19.4
Total Expenses	$ 209.0	$ 62.9	$ 271.9
Net income			
Pretax Income	$ 19.5	$ 35.5	$ 55.0
Income Tax Expense	6.7	13.8	20.6
Net Income	$ 12.8	$ 21.7	$ 34.5

AUGUST 2016 **INVESTOR PRESENTATION: UPC Merger with American Coastal** 11

12AUGUST 2016 INVESTOR PRESENTATION: UPC Merger with American Coastal Pro Forma Capital Structure Data as of 6.30.16 UPC AHC Pro Forma ($ in thousands) Annualized Gross Premiums Written (GPW) 693,424$ 337,880$ 1,031,304$ Annualized Net Premiums Earned (NPE) 431,098$ 192,854$ 623,952$ Debt 25,486$ -$ 25,486$ Shareholders' Equity 259,156$ 193,949$ 453,105$ Total Capital 284,642$ 193,949$ 478,591$ Debt / Total Capital 9.0% 0.0% 5.3% Annualized GPW / Total Capital 243.6% 174.2% 215.5% Annualized NPE / Total Capital 151.5% 99.4% 130.4% Pro forma figures are illustrative and not intended to forecast 2H-2016

13AUGUST 2016 INVESTOR PRESENTATION: UPC Merger with American Coastal Conclusion UPC’s merger with ACIC creates a very unique catastrophe property underwriting specialist with over $1 billion of premium in force ACIC’s relationship with AmRisc provides unparalleled access to commercial property expertise and great growth potential Attractive financial terms provide for substantial upside for shareholders Insider ownership and restrictions placed on new shares being issued create proper alignment of shareholder interests The growth and stability of future earnings and returns on equity are enhanced by this transaction

14 Cautionary Statement Regarding Forward Looking Statements This communication contains “forward-looking statements” that involve significant risks and uncertainties. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including: any statements regarding the anticipated timing of filings and approvals relating to the proposed merger; any statements regarding the expected timing of the completion of the proposed merger; any statements regarding the ability to complete the proposed merger considering the various closing conditions; any statements of expectation or belief; any statement regarding the future financial performance of the Company; and any statements of assumptions underlying any of the foregoing. These statements are made as of the date of this communication and reflect management’s expectations, estimates and assumptions based on current and available information at the time the document was prepared. Forward- looking statements often include words such as “anticipate,” “believe,” “estimate,” “target,” “expect,” “predict,” “plan,” “possible,” “potential,” “project,” “hope,” “intend,” “likely,” “will,” “should,” “could,” “may,” “foreseeable,” “would” and similar expressions. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Readers are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual performance or achievements to be materially different from any future results, performance or achievements expressed or implied by those statements. Risks and uncertainties that could cause results to differ from expectations include, but are not limited to: uncertainties as to the timing of the proposed merger; the possibility that various closing conditions for the proposed merger may not be satisfied or waived, including that the stockholders of the Company may not approve the Company’s issuance of common stock, par value $0.0001 per share, as consideration for the proposed merger or that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed merger; the effects of disruption from the proposed merger making it more difficult for the Company to maintain relationships with employees (including potential difficulties in employee retention); the response of customers, vendors, other business partners and governmental entities to the announcement of the proposed merger; legal proceedings that may be instituted against the Company, its board of directors, executive officers and others following the announcement of the definitive agreement entered into in respect of the merger; other business effects, including the effects of industrial, economic, political or weather conditions outside of the Company’s control; transaction costs; actual or contingent liabilities, including those related to dependence on key commercial relationships or the expertise of certain personnel; and other risks and uncertainties discussed in this communication and other documents filed with the SEC by the Company, as well as the Schedule 14A to be filed with the SEC by the Company. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

15 Additional Information Regarding the Transaction and Where to Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company or the solicitation of any vote or approval. This communication is being made in respect of the proposed merger transaction involving the Company, Kilimanjaro Corp., Kili LLC, AmCo Holding Company, RDX Holding, LLC and certain members of RDX Holding, LLC. The proposed issuance by the Company of shares of common stock in connection with such merger will be submitted to the stockholders of the Company for their consideration. In connection therewith, the Company intends to file relevant materials with the SEC, including a definitive proxy statement. However, such documents are not currently available. The definitive proxy statement will be mailed to the stockholders of the Company. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at www.upcinsurance.com under the heading “Documents” within the “SEC Filings” section in the “Investors Relations” portion of the Company’s website. Stockholders of the Company may also obtain a free copy of the definitive proxy statement and any filings with the SEC that are incorporated by reference in the definitive proxy statement by contacting the Company’s Investor Relations Department at (727) 895-7737.

16 Participants in the Solicitation The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on April 5, 2016, its annual report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on March 2, 2016, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation of the stockholders of the Company and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary and definitive proxy statements and other relevant materials to be filed with the SEC when they become available.